Filed Pursuant to Rule 424(b)(3)
                                                     Registration No. 333-102259

                        TEVA PHARMACEUTICAL FINANCE B.V.

                     TEVA PHARMACEUTICALS INDUSTRIES LIMITED

                                SUPPLEMENT NO. 2
                               DATED JULY 22, 2003


                                       TO

                                   PROSPECTUS
                              DATED MARCH 21, 2003
                                       AS
                                  SUPPLEMENTED
                                       BY
                      SUPPLEMENT NO. 1 DATED APRIL 11, 2003


     This supplement is part of and should be read in conjunction with our prospectus dated March 21, 2003, as supplemented by Supplement No. 1, dated April 11, 2003 (as supplemented, the "Prospectus"). The information we present in this supplement supersedes similar information included in the Prospectus.

     We are supplementing the information under the caption "Selling Securityholders" to revise certain information with respect to existing Selling Securityholders and to include new Selling Securityholders and the number of Debentures and ADRs owned and offered thereby:

                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
1976 Distribution Trust FBO A.R. Lauder/       186             *               8            186             0           N/A
   Zinterhofer
   c/o Advent Capital Management LLC
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
2000 Revocable Trust FBO A.R. Lauder/
   Zinterhofer                                 186             *               8            186             0           N/A
   c/o Advent Capital Management LLC
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Advisory Convertible Arbitrage Fund (I) L.P.
   (5) (6)                                     23,310          *               1,000        23,310          0           N/A
   c/o General Counsel's Office, American
   Express Financial Advisors Inc.
   50592 AXP Financial Center
   Minneapolis, MN  55474

AG Domestic Convertibles, L.P.
   225 Park Avenue, 26th Floor                 104,897         *               4,500        104,897         0           N/A
   New York, NY 10167

AG Offshore Convertibles, Ltd.
   225 Park Avenue, 26th Floor                 244,761         *               10,500       244,761         0           N/A
   New York, NY 10167

Alcon Laboratories
   c/o Advent Capital Management, LLC          8,764           *               376          8,764           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Allentown City Firefighters Pension Plan
   c/o Advent Capital Management, LLC            606           *               26           606             0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Allentown City Officers & Employees Pension
   Fund                                          396           *               17           396             0           N/A
   c/o Advent Capital Management, LLC
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Allentown City Police Pension Plan
   c/o Advent Capital Management, LLC            792           *               34           792             0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

AM Investment D Fund I, LP
   350 Park Avenue, 4th Floor                   27,972         *               1,200        27,972          0           N/A
   New York, NY 10022

AM Investment E Fund, LP
   350 Park Avenue, 4th Floor                  132,870         *               5,700        132,870         0           N/A
   New York, NY 10022
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Arapahoe County Colorado
   c/o Advent Capital Management, LLC           1,375          *               59           1,375           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Arkansas Teachers Retirement
   c/o Nicholas Appelgate                       77,740         *               3,335        77,740          0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

Arlington County Employees Retirement System
   c/o Advent Capital Management, LLC           15,315         *               657          15,315          0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Asante Health Systems
   c/o Advent Capital Management, LLC           1,608          *               69           1,608           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Baptist Health of South Florida
   c/o Nicholas Appelgate                       14,918         *               640          14,919          0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Bay County Pers (8) (12)
   c/o Froley Revy Investment Company Inc.      1,515          *               65           1,515           0           N/A
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

British Virgin Islands Social Security Board
   c/o Advent Capital Management, LLC           2,028          *               87           2,028           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

CALAMOS Convertible Growth and Income Fund -
CALAMOS Investment Trust (7)                   201,443         *               7,000        163,147         38,269      *
   c/o CALAMOS Investments
   1111 East Warrenville Road
   Naperville, IL 60563-1493

Canyon Capital Arbitrage Master Fund, Ltd.
   (5)                                         153,836         *               4,650        108,394         45,442      *
   c/o Canyon Capital Advisors LLC
   9665 Wilshire Blvd., Ste. 200
   Beverly Hills, CA 90212

Canyon Value Realization Fund (Cayman), Ltd
   (5)                                         230,754         *               6,975        162,591         68,163      *
   c/o Canyon Capital Advisors LLC
   9665 Wilshire Blvd., Ste. 200
   Beverly Hills, CA 90212
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Canyon Value Realization Fund, L.P. (5)
   c/o Canyon Capital Advisors LLC             102,556         *               3,100        72,262          30,294      *
   9665 Wilshire Blvd., Ste. 200
   Beverly Hills, CA 90212

Canyon Value Realization MAC 18, LTD (RMF)
   (5)                                          25,638         *               775          18,065          7,576       *
   c/o Canyon Capital Advisors LLC
   9665 Wilshire Blvd., Ste. 200
   Beverly Hills, CA 90212

CFFX, LLC (5)
   30 South Wacker Drive, Suite 2707           139,863         *               6,000        139,863         0           N/A
   Chicago, IL 60610

CGNU Life Fund
   c/o Morley Fund Management                   13,986         *               600          13,986          0           N/A
   Corporate Actions
   No. 1 Poultry
   London, EC2R 8EJ
   United Kingdom

City and County of San Francisco Retirement
   System                                       33,846         *               1,452        33,846          0           N/A
   c/o Advent Capital Management, LLC
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
City of New Orleans
   c/o Advent Capital Management, LLC           4,685          *               201          4,685           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

City University of New York
   c/o Advent Capital Management, LLC            3449          *               148          3449            0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Commercial Union Life Fund
   c/o Morley Fund Management                   18,648         *               800          18,648          0           N/A
   Corporate Actions
   No. 1 Poultry
   London, EC2R 8EJ
   United Kingdom

Delaware Public Employees Retirement System
   c/o Advent Capital Management, LLC           35,455         *               1,521        35,455          0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Ellsworth Convertible Growth and Income
Fund, Inc.                                      23,310         *               1,000        23,310          0           N/A
   c/o Davis Dinsmore Management
   65 Madison Avenue
   Morristown, NJ 07960

Engineers Joint Pension Fund
   c/o Nicholas Appelgate                       7,459          *               320          7,459           0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

Fore Convertible Masterfund Ltd.
   c/o Fore Advisors                           104,897         *               4,500        104,897         0           N/A
   280 Park Avenue, 43rd Floor
   New York, NY 10017

Georgia Municipal
   c/o Advent Capital Management, LLC           19,650         *               843          19,650          0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Goldman Sachs & Co.(4)
   295 Chipeta Way                             137,532         *               5,900        137,532         0           N/A
   Salt Lake City, UT 84108
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
The Grable Foundation
   c/o Advent Capital Management, LLC           2,028          *               87           2,028           0           N/A
   1065 Avenue of the Americas 31st Floor
   New York, NY  10018

Grady Hospital Foundation
   c/o Advent Capital Management, LLC           3,053          *               131          3,053           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Independence Blue Cross
   c/o Advent Capital Management, LLC           11,398         *               489          11,398          0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Innovest Finanzdienstle
   c/o Nicholas Appelgate                       19,231         *               825          19,231          0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

KBC Financial Products USA Inc. (4)(5)
   140 East 45th Street                         11,072         *               475          11,072          0           N/A
   2 Grand Central Tower, 42nd Floor
   New York, NY 10017-3144
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Lyxor/AM Investment Fund, Ltd.
   c/o AM Investment Partners                   48,952         *               2,100        48,952          0           N/A
   350 Park Avenue, 4th Floor
   New York, NY 10022

Merrill Lynch Insurance Group
   c/o Advent Capital Management, LLC           9,161          *               393          9,161           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Municipal Employees
   c/o Advent Capital Management, LLC           5,501          *               236          5,501           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

New Orleans Firefighters Pension/Relief Fund
   c/o Advent Capital Management, LLC           3,123          *               134          3,123           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Nicholas Appelgate Capital Management
Convertible Fund                                16,667         *               715          16,667          0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Nisswa Master Fund Ltd.
   c/o Pine River Capital Management L.P.       5,827          *               250          5,827           0           N/A
   800 Nicollet Mall, Suite 2710
   Minneapolis, MN 55402

Norwich Union Life & Pensions
   c/o Morley Fund Management                   27,972         *               1,200        27,972          0           N/A
   Corporate Actions
   No. 1 Poultry
   London, EC2R 8EJ
   United Kingdom

Occidental Petroleum Corporation
   c/o Advent Capital Management, LLC           6,037          *               259          6,037           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Ohio Bureau of Workers Compensation
   c/o Advent Capital Management, LLC           5,011          *               215          5,011           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Physicians Life
   c/o Nicholas Appelgate                       4,079          *               175          4,079           0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

Policeman and Firemen Retirement System of
   the City of Detroit                          13,473         *               578          13,473          0           N/A
   c/o Advent Capital Management, LLC
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Privelege Portfolio SICAV
   c/o Morley Fund Management                   46,621         *               2,000        46,621          0           N/A
   Corporate Actions
   No. 1 Poultry
   London, EC2R 8EJ
   United Kingdom

Pro-mutual
   c/o Advent Capital Management, LLC           17,156         *               736          17,156          0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
R2 Investments, LLC
   c/o Amalgamated Gadget, L.P.                313,227         *               1,000        23,310          289,917     *
   301 Commerce Street, Suite 2975
   Fort Worth, TX 76102

RCG Halifax Master Fund, Ltd. (9)
   c/o Ramius Capital Group, LLC                17,482         *               750          17,482          0           N/A
   666 Third Avenue, 26th Floor
   New York, NY 10017

RCG Latitude Master Fund, Ltd. (10)
   c/o Ramius Capital Group, LLC                69,931         *               3,000        69,931          0           N/A
   666 Third Avenue, 26th Floor
   New York, NY 10017

RCG Multi Strategy A/C. LP (11)
   c/o Ramius Capital Group, LLC                46,621         *               2,000        46,621          0           N/A
   666 Third Avenue, 26th Floor
   New York, NY 10017

San Diego City Retirement
   c/o Nicholas Appelgate                       16,317         *               700          16,317          0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
San Diego County Convertible
   c/o Nicholas Appelgate                       35,432         *               1,520        35,432          0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

Southern Farm Bureau Life Insurance
   c/o Froley Revy Investment Company Inc.      19,814         *               850          19,814          0           N/A
   (8)
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

State of Maryland Retirement Agency
   c/o Advent Capital Management, LLC           73,125         *               3,137        73,125          0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

Starvest Convertible Securities Fund
   c/o Froley Revy Investment Company Inc.      6,993          *               300          6,993           0           N/A
   (8)
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

Suttonbrook Capital Portfolio LP
   c/o Suttonbrook Capital                     233,106         *               10,000       233,106         0           N/A
   654 Madison Avenue, Suite 1009
   New York, NY 10021-8435
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Topanga XI (5)
   c/o Banc of America Securities LLC           6,993          *               300          6,993           0           N/A
   9 West 57th Street
   New York, NY 10019

Trustmark Insurance
   c/o Advent Capital Management, LLC           7,902          *               339          7,902           0           N/A
   1065 Avenue of the Americas, 31st Floor
   New York, NY  10018

UBS AG London Branch
   c/o Froley Revy Investment Company Inc.     307,746         *               13,202       307,746         0           N/A
   (8)
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

US Bank FBO Benedictine Health Systems
   c/o Froley Revy Investment Company Inc.      2,913          *               125          2,913           0           N/A
   (8)
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

Wake Forest University
   c/o Nicholas Appelgate                       10,955         *               470          10,955          0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA  92101
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.



                                                                           Principal
                                                                           Amount of
                                                                           Debentures
                                               ADRs Beneficially Owned     Owned and                     ADRs Beneficially Owned
                                                Before Offering (1)(2)      Offered          ADRs           After Offering (2)
Name and Address of Selling                    -----------------------       Hereby         Offered      -----------------------
Securityholder                                 Amount     Percentage(3)   (in $1,000s)     Hereby (1)    Amount   Percentage (3)
---------------------------                    -----      -------------   ------------     ----------    ------   --------------
Wyoming State Treasurer
   c/o Nicholas Appelgate                       19,114         *               820          19,114          0           N/A
   600 West Broadway, 32nd Floor
   San Diego, CA  92101
--------------------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's Debentures at a conversion rate of 23.3106 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50% Convertible
Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC
0.75% Convertible Senior Debentures due 2021 at a conversion rate of 23.3036 ADRs per each $1,000 principal amount of debentures
(rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.

(6) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Advisory Convertible Fund (I)
L.P. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(7) Selling securityholder was included in the Prospectus dated March 21, 2003 under the name of CALAMOS Convertible Fund -
CALAMOS Investment Trust. There has been no change in the number of Debentures and ADRs offered by such selling securityholder

(8) Reflects a change in address of the Selling securityholder There has been no change in the numbers of Debentures and ADRs offered by such selling securityholder.

(9) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Halifax Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(10) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Latitude Master Fund, Ltd.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(11) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of RC6 Multi Strategy A/C LP.
There has been no change in the number of Debentures and ADRs offered by such selling securityholder.

(12) Selling securityholder was included on the Prospectus dated March 21, 2003 under the name of Bag Counter Pers. There has been no change in the number of Debentures and ADRs offered by such selling securityholder.